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                                                                   Exhibit 10.19

                                FOURTH AMENDMENT
                                       TO
                        1997 STOCK PLAN FOR DIRECTORS OF
                         NEWPORT NEWS SHIPBUILDING INC.

      The 1997 Stock Plan for Directors of Newport News Shipbuilding Inc. (the "Plan") is hereby amended as follows, effective May 18, 2000:

            A new Section IV(c) is added to the Plan, as follows:

            (c) As of May 18, 2000, there shall be reserved for issuance pursuant to the Plan an additional 125,000 shares of Common Stock. In the event that a Stock Option expires, is canceled, or is terminated unexercised as to any shares covered hereby, or shares of Restricted Stock covered hereby are forfeited for any reason under the Plan, such shares shall thereafter be available for issuance pursuant to the Plan and shall be considered as part of the 125,000 additional shares of Common Stock authorized for issuance pursuant to the Plan.

IN WITNESS WHEREOF, this amendment is hereby executed this _____ day of October, 2000.

                                    NEWPORT NEWS SHIPBUILDING INC.


                                    By: ________________________________
                                          Vice President


ATTEST: ____________________